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[MOTIENT LOGO]
                                                                EXHIBIT 10.6b
                      MOTIENT CORPORATION STOCK AWARD PLAN
                           RESTRICTED STOCK AGREEMENT
                                NOTICE OF GRANT

EMPLOYEE NAME                        RESTRICTED STOCK NUMBER: RS2001___________
ADDRESS 1                            PRIOR OPTION NUMBER:     _________
ADDRESS 2                            PLAN:                    STOCK AWARD PLAN
CITY, STATE ZIP                      ID:                      SOCIAL SECURITY #


Effective September 25, 2001, you ("Grantee") have been granted an award of Restricted Stock in the amount of ____ shares (the "Covered Shares") of Motient Corporation (the "Corporation") common stock in exchange for the cancellation of Options previously granted to you. Your Restricted Stock is subject to the terms and conditions set forth in this Agreement and under the Plan.

You were previously issued a grant of stock options under the Plan and/or the Directors' Plan pursuant to a stock option agreement dated ______________, ______ (the "Prior Option"). This grant of Restricted Stock is being made in exchange for your agreement to cancel the Prior Option. Your Prior Option, therefore, has been cancelled and is null and void, and this Agreement supercedes the terms of the agreement under which the Prior Option was granted.

Your right to the stock covered by the Restricted Stock grant vests as follows, commencing on March 25, 2002 (the "First Vesting Date"), if you continue to be an employee, director or other service provider of the Corporation or a Subsidiary on that date. If on the First Vesting Date you remain in such continuous service, the vested percentage that you would have had as of such date under the agreement relating to your Prior Option shall be reinstated and shall be applied to your Restricted Stock. The Shares thus becoming vested shall cease to be Restricted Stock. In addition, the vesting schedule under your Prior Option shall continue to apply to your remaining Restricted Stock. If you terminate service with the Corporation and all Subsidiaries on account of a downsizing on or prior to the First Vesting Date, your Restricted Stock shall become vested as of such date, but only to the extent of the vested percentage that you would have had as of such date under your Prior Option.

Upon meeting the conditions outlined above at the First Vesting Date, the shares in each period will become fully vested on the date shown, if you continue to be an employee, director or other service provider of the Corporation or a Subsidiary on that date.

     SHARES                       VEST TYPE                   FULL VEST
     ------                       ---------                   ---------
     ____                         Annually                    ______
     ____                         Annually                    ______
     ____                         Annually                    ______


By your signature and the Corporation's signature below, you and the Corporation agree that this Restricted Stock is granted under and governed by the terms and conditions of the Plan, a copy of which is attached to and incorporated into this Agreement, and by this Agreement in its entirety, including the agreement terms on the pages to follow.



--------------------------------------               ---------------------------
Motient Corporation                                  Date

--------------------------------------               ---------------------------
Employee Name                                        Date


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[MOTIENT LOGO]
                                                                   Attachment to
                                                                       Grants of
                                                                Restricted Stock
                                                              September 25, 2001


                      MOTIENT CORPORATION STOCK AWARD PLAN
                           RESTRICTED STOCK AGREEMENT

                                 AGREEMENT TERMS


1. DEFINITIONS. In this Agreement, terms with initial capitals shall have the meanings provided in the Plan, except as follows:

     (a) "Agreement" means this Restricted Stock Agreement.

     (b) A "Change of Control" shall be deemed to have occurred if (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of the Corporation, is or becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Corporation representing 40% or more of the combined voting power of the Corporation's then outstanding securities; or (ii) individuals who at the beginning of any two-year period constitute the Board, plus new directors of the Corporation whose election or nomination for election by the Corporation's shareholders is approved by a vote of at least two-thirds of the directors of the Corporation still in office who were directors of the Corporation at the beginning of such two-year period, cease for any reason during such two-year period to constitute at least two-thirds of the members of the Board; or (iii) the shareholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the shareholders of the Corporation approve a plan of complete liquidation or winding-up of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

     (c) "Covered Shares" means the Shares of Restricted Stock defined as the "Covered Shares" on page 1 [the Notice of Grant page].

     (d) "Disability" means permanent and total disability of the Grantee, as determined by the Committee.

     (e) "Equivalent Restricted Stock" means, in connection with a Change of Control, a continuation of Restricted Stock by the Corporation, an agreement by the person or persons acquiring the Corporation to honor or assume the Restricted Stock following the Change of Control, or the substitution of a new restricted stock award with an inherent value equivalent to that of the original restricted stock award and on terms at least as beneficial to the Grantee as those contained in the Grantee's original Restricted Stock Agreement.

     (f) "Involuntary Termination" means termination by the Corporation or a Subsidiary of the Grantee's employment with the Corporation or a Subsidiary or, in connection with or following a Change of Control, a substantial reduction by the Corporation or Subsidiary in the salary, benefits or position of the Grantee, but, in all cases, does not include any such termination or substantial reduction as a result of the commission of a felony by the Grantee, and does not include Termination for Good Cause.

     (g) "Plan" means the Motient Corporation Stock Award Plan, amended and restated May 23, 2000.

     (h) "Restricted Stock" means the restricted stock granted to the Grantee in Paragraph 2 of this Agreement, to the extent such stock is not yet vested.

     (i) "Termination for Good Cause" means termination due to (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the Corporation or any of its affiliates or any of their customers or suppliers,
(ii) conduct tending to bring the Corporation or any of its affiliates into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties of the office or position held by the Grantee as reasonably directed by the Corporation, and such failure is not cured within 30 days after the Grantee receives notice thereof from the Corporation, (iv) gross negligence or willful misconduct with respect to the Corporation or any of its affiliates or (v) any material breach of any agreement between the Grantee and the Corporation.

2. GRANT OF RESTRICTED STOCK. The Corporation hereby grants to the Grantee, pursuant to the Plan and subject to the terms of this Agreement, Restricted Stock equal to the number of Covered Shares set forth in the Notice of Grant.

3.   TERMS OF THE RESTRICTED STOCK.

     (a) VESTING SCHEDULE. Your right to the stock covered by the Restricted Stock grant vests as provided in the Notice of Grant.


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     (b) FORFEITURE. Except as next described, all of your Restricted Stock
(i.e., stock which is not already vested under the provisions of Section 3(a)) is forfeited upon your termination of service with the Corporation and all Subsidiaries. If you terminate service by reason of your death or your Disability, your Restricted Stock shall not be forfeited but shall instead become fully vested.

     (c) CHANGE OF CONTROL. Notwithstanding the provisions of Section 3(a), if a Change of Control occurs, the Grantee shall be entitled to receive Equivalent Restricted Stock. If the transaction is structured such that the Grantee cannot receive Equivalent Restricted Stock in connection with such Change of Control,
(i) the Grantee shall be entitled to receive immediately prior to such Change of Control, and in exchange for his or her Restricted Stock, cash in an amount equal to the excess of the highest price paid for a Share in connection with the Change of Control, multiplied by the total number of Covered Shares which have not yet vested under the provisions of Section 3(a), or (ii) if the Grantee is an Insider who would be subject to suit under Section 16(b) of the Exchange Act if the Grantee were to receive the cash payment described in Section 3(c)(i), the Restricted Stock becomes fully vested beginning on the date two weeks before such Change of Control. If the Grantee receives Equivalent Restricted Stock in connection with a Change of Control, and the Grantee's employment with the Corporation or a Subsidiary is terminated within two years following the Change of Control by reason of Involuntary Termination, the Equivalent Restricted Stock will become fully vested beginning on the date of such termination.

     (d) ESCROW.

         (i) The certificates for the Restricted Stock shall be deposited in escrow with the Secretary of the Corporation to be held in accordance with the provisions of this paragraph. The deposited certificates shall remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Corporation, you shall be issued an instrument of deposit acknowledging the number of shares of Restricted Stock delivered in escrow to the Secretary of the Corporation.

           (ii) In the event of any stock dividend, stock split, combination, recapitalization or other change affecting the Corporation's outstanding common stock as a class effected without receipt of consideration or in the event of a stock split, a stock dividend, combination, or a similar change in the Corporation's outstanding common stock, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Corporation's outstanding common stock shall be immediately delivered to the Secretary of the Corporation to be held in escrow hereunder, but only to the extent the Restricted Stock is at the time subject to the escrow requirements hereof.

          (iii) As your interest in the Restricted Stock vests as described in 3(a), the certificates for such vested shares shall be released from escrow and delivered to you, at your request, within thirty (30) days of such vesting or immediately upon your termination of employment with the Corporation.

4. SECTION 83(B) ELECTION. Under Section 83 of the Internal Revenue Code, you will recognize ordinary income equal to the fair market value of the Shares received from the Restricted Stock on the date you vest. However, you may elect to be taxed at the time the Restricted Stock is granted, rather than when the Restricted Stock becomes vested and ceases to be Restricted Stock. To elect this early taxation, you would need to file an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Date of Grant. In addition, you would have to make a payment to the Corporation to cover the withholding on the fair market value of the Restricted Stock on the Date of Grant. The form for making this election is attached as EXHIBIT A hereto.

     YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE ANY SECTION 83(b) ELECTION. IF YOU DETERMINE THAT THE ELECTION IS ADVISABLE, YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b). THIS IS SO EVEN IF YOU REQUEST THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF.

5. LEGENDS. All certificates representing the Restricted Stock issued in connection with this grant shall, where applicable, have endorsed thereon the following legends:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND WILL BE FURNISHED UPON WRITTEN REQUEST BY THE SECRETARY OF THE CORPORATION TO THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE."

6. RIGHTS AS STOCKHOLDER. The Grantee has the right to vote the Restricted Stock and to receive any dividends declared or paid on such stock. Any distributions Grantee receives as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be deemed to be a part of the Restricted Stock and subject to the same conditions, restrictions, and escrow arrangements applicable thereto. The Corporation may, in its sole discretion, require any dividends paid on the Restricted Stock to be reinvested in shares of the Corporation's common stock, which the Corporation may in its sole discretion deem to be a part of the shares of Restricted Stock and subject to the same conditions, restrictions and escrow arrangements applicable thereto. Otherwise, all regular cash dividends paid on the Restricted Stock (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued.

7. ADJUSTMENTS. In the event of a stock split, a reverse stock split, a stock dividend or a similar change in the Corporation's common stock, the number of shares of Restricted Stock shall be adjusted (and may be rounded down to the nearest whole number) pursuant to the Plan. Your Restricted Stock shall be subject to the terms of an agreement of merger, liquidation or reorganization in the event the Corporation is subject to such corporate activity.

8. EMPLOYMENT. Neither the granting of the Restricted Stock evidenced by this Agreement nor any term or provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Corporation or any of its subsidiaries to employ the Grantee for any period. Whenever reference is made in this Agreement to the employment of the Grantee, it means employment by the Corporation or a subsidiary.


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9.   SUBJECT TO THE PLAN. The shares of Restricted Stock evidenced by this
Agreement are subject to the terms and conditions of the Plan, which are incorporated herein by reference and made a part hereof. In addition, the Restricted Stock is subject to any rules and regulations promulgated by the Committee consistent with the terms of the Plan.



                                      4

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                                    EXHIBIT A

                         ELECTION UNDER SECTION 83(B) OF
                            THE INTERNAL REVENUE CODE



     The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

          1. The name, address and social security number of the undersigned:

             Name:
                  --------------------------------------------------------------
             Address:
                     -----------------------------------------------------------

             Social Security No.:
                                 -----------------------------------------------


          2. Description of property with respect to which the election is being made:

             ______shares of common stock, par value $.01 per share, Motient Corporation, a Delaware corporation, (the "Corporation").


          3. The date on which the property was transferred is September 25, 2001.

          4. The taxable year to which this election relates is calendar year 2001.

          5. Nature of restrictions to which the property is subject:

             The shares of stock are subject to the provisions of a Restricted Stock Agreement between the undersigned and the Corporation. The shares of stock are subject to forfeiture under the terms of the Agreement.

          6. The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $0.13 per share, for a total of $__________.

          7. The amount paid by taxpayer for the property was $0.00.

          8. A copy of this statement has been furnished to the Corporation.


Dated:  _____________, 2001



                                             ___________________________________
                                             Taxpayer's Signature


                                             ___________________________________
                                             Taxpayer's Printed Name



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                         PROCEDURES FOR MAKING ELECTION
                    UNDER INTERNAL REVENUE CODE SECTION 83(b)



     The following procedures must be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:

     1. You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Date of Grant for your Restricted Stock.

     2. At the same time you file the election form with the IRS, you must also give a copy of the election form to the Secretary of the Corporation.

     3. YOU MUST FILE ANOTHER COPY OF THE ELECTION FORM WITH YOUR FEDERAL INCOME TAX RETURN (GENERALLY, FORM 1040) FOR THE TAXABLE YEAR IN WHICH THE STOCK IS TRANSFERRED TO YOU.


INTERNAL REVENUE SERVICE LOCATIONS:

DISTRICT OF COLUMBIA FILERS:                  MARYLAND FILERS:
Internal Revenue Service                      Internal Revenue Service
Philadelphia, PA 19255                        Philadelphia, PA  19255

ILLINOIS FILERS:                              VIRGINIA FILERS:
Internal Revenue Service                      Internal Revenue Service
Kansas City, MO 64999                         Philadelphia, PA 19255

For additional locations, please visit:
http://www.irs.ustreas.gov/plain/where_file/







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